INCOME TAX	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 11 – INCOME TAX

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated Staff Accounting Bulletin No. 118 regarding the impact of the decreased tax rates of the Tax Cuts & Jobs Act. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The U.S. federal income tax rate of 21% is being used.

Net deferred tax assets consist of the following components as of December 31:

 Schedule of Deferred Tax Assets and Liabilities

	2022	2021
Deferred Tax Assets:
NOL Carryover	$(3,443,812)	$(2,682,760)
Payroll accrual	134,700	2,000
Deferred tax liabilities:
Less valuation allowance	3,309,112	2,680,760
Net deferred tax assets	$—	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

Schedule of Components of Income Tax Expense

	2022	2021
Book loss	$(1,277,100)	$(1,111,900)
Other nondeductible expenses	678,700	676,800
Related party accrual	—	—
Valuation allowance	598,400	435,100
	$—	$—

At December 31, 2022, the Company had net operating loss carry forwards of approximately $3,444,000 that may be offset against future taxable income. NOLs from tax years up to 2017 can be carried forward twenty years. Under the CARES Act, the Company can carry forward NOLs indefinitely for NOLs generated in a tax year beginning after 2017, that remain after they are carried back to tax years in the five-year carryback period. No tax benefit has been reported in the December 31, 2022, financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal Income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2016.